SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant  to  Section  13  or  15  (d)  of  the  Securities Exchange Act of 1934


Date  of  Report  (Date  of  Earliest  Event  Reported):  January  24,  2000
                                                          ------------------


                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


     New  Jersey                         22-1630072
     -----------                         ----------
(State  of  Incorporation)          (IRS  Employer  Identification  Number)


                                     0-6994
                                     ------
                            (Commission File Number)

                   44 Talmadge Road, Edison, New Jersey 08818
                   ------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's  Telephone  Number:  (732)  287-1200
                                          ---------------


Item  2.  Resignation  of  Director
          -------------------------

     Effective January 24, 2000, Ezra Weisman, the President and Chief Executive Officer of Registrant terminated his employment with Registrant. In that connection Mr. Weisman also resigned as a Director of Registrant. As part of the termination of employment, Mr. Weisman and the Registrant entered into an agreement providing for multi-year severance payments.

Item  7.  Financial  Statements  and  Exhibits
          ------------------------------------

     (c)  Exhibits
          10-19   Settlement  Agreement  and  General  Release with Ezra Weisman


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Date:  February  2,  2000

     REGISTRANT:          New  Brunswick  Scientific  Co.,  Inc.




                         By:_______________________________
                                Samuel  Eichenbaum
                                Vice  President,  Finance

                                  EXHIBIT 10-19

     SETTLEMENT  AGREEMENT  AND  GENERAL  RELEASE
     --------------------------------------------

     This Settlement Agreement and General Release is made and entered into on this 24 day of January, 2000 by and between Ezra Weisman residing at 4 Morris Court, East Brunswick, New Jersey 08816 (hereinafter called the "EMPLOYEE") on behalf of himself and his heirs and New Brunswick Scientific Co., Inc., 44 Talmadge Road, P.O. Box 4005, Edison, New Jersey 08818-4005 (hereinafter called the "COMPANY").

INTRODUCTION
------------

     WHEREAS, the EMPLOYEE has been employed by the COMPANY since January 30, 1962 and in the capacity of President and Chief Executive Officer of the COMPANY since May 1, 1989, most recently under an Employment Agreement dated January 1, 1994; and
     WHEREAS, the EMPLOYEE has served and continues to serve in various capacities with the COMPANY and its affiliates as set forth in Attachment A; and
     WHEREAS, the COMPANY and the EMPLOYEE now desire formally to terminate the employment relationship and the service in those other capacities and to settle finally and fully all matters between them pursuant to the terms set forth in this Agreement;
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is agreed as follows:


TERMINATION  DATE
-----------------

1. a. The COMPANY agrees that the EMPLOYEE's Employment will terminate as of the date of this Agreement.

b. Effective on the date of termination of EMPLOYEE's employment, EMPLOYEE will resign from each position listed on Attachment A, delivering as reasonably requested written evidence of such resignation.

SEVERANCE
---------

     2.     The  COMPANY  agrees

          a.     To  pay  the  EMPLOYEE  or  his  personal  representative:

               (i)     current  salary  through  February  4,  2000.

               (ii) thereafter a severance benefit equal to three (3) times his current annual salary of $200,000 paid over 36 months in equal weekly installments. The severance payments are deemed wages for past services rendered and are entitled to the highest preference permitted under the federal bankruptcy code.


(iii) accrued and earned vacation in, the amount of approximately $92,307, to be paid on February 2, 2000.

          b. All payments made to EMPLOYEE under this Agreement will be made by direct electronic transfer to EMPLOYEE's account which EMPLOYEE shall provide to the COMPANY.

FRINGE  BENEFITS
----------------


3. a. The COMPANY will continue EMPLOYEE's split-dollar life insurance coverage for 10 years after termination of EMPLOYEE's Employment. At the end of the 10 year period EMPLOYEE shall have the option to buy the split-dollar life insurance policy from the COMPANY.

          b. So long as EMPLOYEE does not take employment (after the termination of employment with the COMPANY) with an employer which provides health coverage and EMPLOYEE elects to exercise his rights under COBRA, the COMPANY will make the COBRA payments for health insurance for the EMPLOYEE at the formula amount in effect at the time up to the full 18 month COBRA period and thereafter the COMPANY will pay up to $5,000 annually for the health benefit cost of EMPLOYEE until EMPLOYEE reaches age 65.

c. The EMPLOYEE will be permitted to purchase the Company car he currently uses at its current value which is $8,095, in accordance with the provisions of his Employment Agreement.

d. The EMPLOYEE shall receive his pension and 401(k) benefits in accordance with the COMPANY's plans.

COMPANY  STOCK  AND  OPTIONS
----------------------------

     4.     a.     STOCK OPTIONS.  The EMPLOYEE is vested in a number of options
                   --------------
for shares of the COMPANY stock which have been granted during his employment. The COMPANY shall have provided an accounting of the exact number of options that the EMPLOYEE has and the exercise price of those options and the latest date on which each is exercisable prior to the effective date of this Agreement, a copy of which is included as Attachment B.

b.      SHARES OF STOCK.  In addition to the EMPLOYEE's stock options, he owns a
        ----------------
number of shares of COMPANY stock which has been held in escrow to cover a loan of $165,000 for the purchase of that stock. which loan amount shall be repaid not later than March 31, 2000.

CONSULTING
----------


5. Following the termination of his employment pursuant to this Agreement the EMPLOYEE will agree to provide consulting services to the COMPANY for a period of time and under terms and conditions to be mutually agreed upon in a separate Consulting Agreement.

RELEASE  TO  COMPANY
--------------------

     6. In agreeing to this General Release, EMPLOYEE is releasing all claims, known or unknown including claims that may be valuable to him, which he has ever had, could have had, or now has against COMPANY, individually and collectively, up until the date of the signing of this Agreement.

EMPLOYEE hereby agrees to release the COMPANY, and any and all of their directors, shareholders, officers, employees, agents and successors (hereinafter collectively referred to as the "COMPANY RELEASEES") from all claims or causes of action he may have or claim to have against the COMPANY RELEASEES which were or could have been asserted by EMPLOYEE including, but not limited to, any and all claims against all of the COMPANY RELEASEES in any way arising out of or related to his employment with the COMPANY or any related entity, including, but not limited to, any state and federal discrimination laws, including claims under the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Family and Medical Leave Act of 1993, the Employee Retirement
Income Security Act, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the New Jersey Law Against Discrimination, the New Jersey Family Leave Act, the New Jersey Conscientious Employee Protection Act, the Fair Labor Standards Act, the New Jersey Wage and Hour Act, and/or any other state, federal, or municipal employment discrimination statutes (including but not limited to claims based on age, sex, attainment of benefit plan rights, race, national origin, religion, handicap, sexual orientation, sexual harassment, marital status, retaliation, and veteran status), and/or any other federal, state, or local statute, law, ordinance, or regulation and/or pursuant to any other theory whatsoever, including but not limited to claims related to breach of implied or express employment contracts, breach of the implied covenant of good faith and fair dealing, defamation, wrongful discharge, constructive discharge, negligence of any kind, intentional infliction of emotional distress, whistle-blowing, estoppel or detrimental reliance, public policy, constitutional or tort claims, violation of the penal statutes and common law claims, claims for any economic loss including back wages, front pay, overtime pay, fringe benefits, or any other form of compensation; all claims for personal injury, including mental anguish, humiliation, pain and suffering, emotional distress, damage to name or reputation or any other form of compensatory or punitive damages, and all claims for costs and attorney's fees and any and all other claims however denominated, regardless of legal theory or operative facts, or pursuant to any other theory or claim whatsoever, arising out of or related to EMPLOYEE's employment with COMPANY or the termination of EMPLOYEE's employment from the COMPANY and/or any other occurrence from the beginning of time to the date of this Agreement, whether presently asserted or otherwise, excepting only EMPLOYEE's rights to vested benefits under the COMPANY's pension and 401(k) plans.

INDEMNIFICATION
---------------


7. a. Unless otherwise expressly prohibited by law, the COMPANY will indemnify and hold harmless the EMPLOYEE against (i) reasonable costs, disbursements and counsel fees and (ii) amounts paid or incurred in satisfaction of settlements, judgments, fines and penalties in connection with any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, any appeal from any such action, suit or proceeding, and any inquiry or investigation which could lead to any such action, suit or proceeding (Collectively a "Proceeding") involving the EMPLOYEE with respect to his being an employee of the COMPANY or serving in any capacity listed on Attachment B (or previously in any other capacity with the COMPANY or any of its affiliates), including any Proceeding brought by or in the right of the COMPANY or its stockholders, unless the acts or omissions of the EMPLOYEE which are the basis for the EMPLOYEE being a party to the Proceedings (a) involve a breach of EMPLOYEE's duty of loyalty (as defined in N.J.S.A. 14A:2-7[3]), (b) were not in
                                           --------
good faith or involve a knowing violation of law, or (c) resulted in receipt by EMPLOYEE of an improper personal benefit and, in the case of any Proceeding
                                              ---
involving ERISA, (x) EMPLOYEE acted in good faith and (y) EMPLOYEE acted in a manner which did not constitute a breach of fiduciary obligations as defined by ERISA, 29 USC 1101-1114.

b. The COMPANY will continue to maintain officers and directors liability insurance coverage which covers the EMPLOYEE's acts while employed by the COMPANY or while serving in other capacities with the COMPANY and its affiliates or while acting as consultant for the COMPANY.

RETURN  OF  COMPANY  ASSETS
---------------------------


7. On or before the effective date of the termination of EMPLOYEE's employment, EMPLOYEE shall return to the COMPANY all COMPANY documents and any equipment, instruments, or other assets in his possession. In signing this Agreement, EMPLOYEE represents that he has done so or will have done so in a timely and complete manner.

NON-DISPARAGEMENT
-----------------

     9. Neither EMPLOYEE nor the COMPANY will engage in any speech or conduct which disparages the other party either personally or professionally. The COMPANY specifically agrees not to use the EMPLOYEE's name in any disparaging or negative way. EMPLOYEE acknowledges that EMPLOYEE is identified by name in many of the COMPANY's documents and that the COMPANY will be required to refer to EMPLOYEE by name in future documents under the rules of the U.S. Securities and Exchange Commission and, possibly, other regulatory agencies. In general, except for such required uses, the COMPANY undertakes in future communications to refer to EMPLOYEE by his title only to the extent reasonably possible.

NO  OTHER  CONSIDERATION
------------------------

     10. EMPLOYEE acknowledges that the only consideration he has received for executing this Settlement Agreement and General Release is that set forth herein. No other promise, inducement, threat, Agreement or understanding of any kind or description has been made with him or to him to cause him to enter into this Settlement Agreement and General Release.

FUTURE  ACTIONS
---------------

     11. EMPLOYEE and COMPANY agree that neither will bring any suit or action of any nature based on any claims which arose prior to the date of this Agreement. However, either party may bring an action to enforce this Agreement. If either party brings an action to enforce this Agreement, then the party who succeeds in obtaining the relief sought shall be entitled to recover from the other party all its attorneys' fees and costs in such action. If the COMPANY fails to make the payments to EMPLOYEE provided for in section 1 above, then after notice to the COMPANY and five (5) days to cure EMPLOYEE shall be entitled to recover, in addition to costs of suit and attorneys' fees, the unpaid payments outstanding plus interest.

MERGER  OR  SALE
----------------

     12. In the event that the COMPANY is to be acquired by or merged with another company or there is a sale of more than 5% of the stock of the COMPANY or 5% of the assets of the COMPANY then, prior to entering into an agreement to merge, be acquired, or sell stock or assets, the COMPANY shall disclose to the other party to that transaction the existence of this Agreement. The COMPANY notes that the amount of the COMPANY's obligations under this Agreement will be accrued in full as of December 31, 1999 (or such other date as may be determined by the COMPANY's independent auditors) on its financial statements consistent with generally accepted accounting principles.

COMPETITION  AFTER  EMPLOYMENT
------------------------------

13. a. For one (1) year following the termination date of his employment on January 14, 2000, the EMPLOYEE shall not advertise or offer services or perform services or otherwise be engaged or interested in any way, directly or indirectly, as proprietor, partner, officer, director, stockholder (except as the owner of up to 1% of the voting securities of a publicly held corporation), consultant, advisor, employee, principal, agent, representative, or in any other capacity, in any business or other activity which is in any way competitive with the business and activities of the COMPANY or any of its affiliates. If the EMPLOYEE has a concern that potential employment may violate this agreement not to compete, then he may contact the COMPANY and inform the COMPANY, in writing, of the potential employment. The COMPANY shall have (10) days to respond to the EMPLOYEE's notification, in writing, setting forth whether the COMPANY believes that such employment would violate this non-compete and, if so, setting forth the reasons in support of its belief. If the COMPANY fails to respond in writing within ten (10) days, then it shall be deemed to have approved the employment.

b. For one (1) year after the termination date of his employment, the EMPLOYEE shall not affect the business or interests of the COMPANY by contacting, diverting or influencing or attempting to divert or influence any of the personnel or customers of the COMPANY or any of its subsidiaries, or any potential customers of the COMPANY or any of its subsidiaries with whom the EMPLOYEE had contacts or dealings during the period of employment with the COMPANY.

VOLUNTARY  AGREEMENT
--------------------

13. EMPLOYEE has carefully read and fully understands all the provisions of this Settlement Agreement and General Release. He is voluntarily executing this Settlement Agreement and General Release. He acknowledges that he has had the opportunity to obtain the advice of counsel and that he has had sufficient time to consider the Agreement and its ramifications without coercion or intimidation before executing it.

EMPLOYEE acknowledges that he (i) has been informed by the COMPANY that he has the right to consider this Release for a period of at least twenty-one (21) days prior to entering into this Release, (ii) has consulted with counsel concerning the same and (iii) hereby waives the twenty-one (21) day period. EMPLOYEE also acknowledges that he understands that he has a right to revoke this Release for a period of seven (7) days following EMPLOYEE's execution of the Release by giving written notice to the Chairman of the COMPANY at its offices: 44 Talmadge Road, Edison, New Jersey 08818.

ENTIRE  AGREEMENT
-----------------

13. This Agreement contains the entire understanding of the parties and shall supersede all other oral or written agreements or understandings between the parties. This Agreement shall not be modified, altered or changed except upon the express written consent of the parties hereto.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, representatives, successors, transferees and assigns. In the event of the death of the EMPLOYEE, the payments and benefits under this Agreement shall be paid to or provided to his heirs. No party may assign this Agreement or any of the rights or obligations hereunder, in whole or in part, without the written consent of the other party.


NOTICES
-------

13. Any notices required to be given from one party to the other shall be by Certified Mail, Return Receipt Requested, sent to EMPLOYEE at the address set forth above, and to the COMPANY at its address first set forth above. If either party changes addresses, it shall be obligated to notify the other party by Certified Mail, Return Receipt Requested, of its change in address.


FORUM  FOR  ENFORCEMENT
-----------------------

13. The parties agree that this Settlement Agreement and General Release and all performance under the terms of this Agreement shall be construed under the laws of the State of New Jersey and that the Superior Court of New Jersey, Middlesex County, shall be the sole and exclusive forum for the resolution of all disputes arising under or relating to this Agreement and arising under or relating to performance of its terms. Both parties expressly consent to the jurisdiction of the Superior Court of New Jersey.

IN WITNESS WHEREOF, the parties have executed this Settlement Agreement and General Release on the date first above written.

_______________________
EMPLOYEE                         Date:  __________

Sworn  to  before  me  this  ___
day  of  January,  2000

______________________
Notary  Public

COMPANY

By:  ___________________               Date:_____________

Title:  __________________

Sworn  to  before  me  this  ___
day  of  January,  2000

______________________
Notary  Public

                                  ATTACHMENT A
                                     page 1

The following is a list of companies and trusts of which Ezra is an officer and/or a director:

     DGI  BioTechnologies  LLC.
          Board  of  Managers  and  bank  account  signatory
     New  Brunswick  Scientific  Benelux  BV
          Director
     New  Brunswick  Scientific  NV
          Director
     New  Brunswick  Scientific  GmbH
          Director
     New  Brunswick  Scientific  (UK)  Ltd.
          Director  and  bank  account  signatory
     NBS  Tech  Ltd.
          Director
     Koch-Light  Ltd.
          Director
     NBS  Cryo-Research  Ltd.
          Director
     NBS  ULT  Ltd.
          Director
     NBS  Instruments  Ltd.
          Director

Ezra  is  a  director  of  the  following  companies:

     New Brunswick Scientific Co., Inc. (also member, Executive Committee)* NBS Sales Co., Limited
     New  Brunswick  Scientific  of  Delaware,  Inc.*
*Bank  account  signatory


                                  ATTACHMENT A
                                     page 2


Also  a  bank  signatory  of  New  Brunswick  Scientific  West  Inc.

Trusts
ESOP  -  Trustee  and  bank  account  signatory

Employee  Stock  Purchase  Plan  -  Bank  account  signatory


Ezra  is  a  signatory  on  the  following  US  bank  accounts:

     NBS  -  First  Union  National  Bank
     NBS  Delaware  -  First  Union  National  Bank
     NBS  -  Bank  of  China
     DGI  -  First  Union  National  Bank
                    -  Summit  Bank
     NBS  -  Summit  Bank

                                  ATTACHMENT B


     The outstanding stock options as of 1/7/00 for Ezra Weisman are as follows all amounts have been adjusted for all stock dividends:

NBS  Options
Date  of  Grant-     8/26/97     8/26/97     8/26/97     10/16/98
3/24/94*

Exercise  Price-        $8.26      $12.40      $16.53          $4.72
$3.65

Number  of  Shares-      12,100      18,150      30,250        22,000
6,987

No.  of  Shares  Exer.
as  of  1/7/00        4,840        7,260      12,100          4,400
6,987

*Nonqualified  stock  option  agreement.